UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

ZEROFOX HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39722	98-1557361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1834 S. Charles Street Baltimore, Maryland	21230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 936-9369

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ZFOX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ZFOXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2023, ZeroFox Holdings, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, the stockholders of the Company (i) elected three (3) nominees as Class I directors of the Company, each to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal, and (ii) ratified the appointment of Deloitte and Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024. The voting results for each proposal were as follows:

Proposal 1 – Election of Directors

At the 2023 Annual Meeting, the Company’s stockholders elected the three (3) nominees listed below to serve on the Board of Directors of the Company, each to hold office until the 2026 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal.

	Votes FOR	Votes WITHHELD	Broker Non- Votes
Paul Hooper	71,122,818	42,900	8,130,583
Teresa H. Shea	71,128,249	37,469	8,130,583
Barbara Stewart	70,096,523	1,069,195	8,130,583

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2024.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
78,824,535	452,434	19,332	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

zerofox holdings, inc.
Date: June 30, 2023	By:	/s/ Timothy S. Bender
Name: Timothy S. Bender Title: Chief Financial Officer